Exhibit 10.3

AMENDMENT TO CHANGE IN CONTROL AGREEMENT

This Amendment to the Change In Control Agreement (this “Amendment”) is entered into as of [●] by and between McDermott International, Inc. (the “Company”), [●] (the “Employer”) and the undersigned (the “Executive”) and amends the Change In Control Agreement dated as of [●] (the “CIC Agreement”) between the Company, the Employer and the Executive. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the CIC Agreement after giving effect to this Amendment.

WHEREAS, the Company and Executive desire to amend the CIC Agreement to extend the Term of the CIC Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.	Section 17 of the CIC Agreement is hereby amended to read in its entirety as follows:

“TERM. This Agreement is effective March 15, 2014 and shall expire on March 15, 2019 (“Term”) unless a Change in Control has occurred during the Term in which event the Agreement shall expire on the later of March 15, 2019 or one year after the Change in Control; provided that the terms of this Agreement which must survive the expiration of the Term of this Agreement in order to be effectuated (including the provisions of Section 5, 6 and 7 and the related definitional provisions) will survive.”

2.	This Amendment is effective as of the date hereof. Except as specifically modified by this Amendment, the CIC Agreement shall remain in full force and effect.

3.	This Amendment may be executed in any number of counterparts, with the same force and effect as if both parties had signed the same counterpart.

[Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

McDERMOTT INTERNATIONAL, INC.

By:
Name:
Title:

Date:

[●]

By:
Name:
Title:

Date:

EXECUTIVE

By:
Name:

Date:

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